Exhibit 12(b)(1)

     Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Robert A. Fritts, President, and Mark D. Nerud, Chief Financial Officer of the JNL Variable Fund III LLC (the "Fund"), certify that:

1. This Form N-CSR filing for the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


By:      /s/ Robert A. Fritts
         --------------------------------------------
         Robert A. Fritts
         Chief Executive Officer

Date:    September 1, 2005


By:      /s/ Mark D. Nerud
         --------------------------------------------
         Mark D. Nerud
         Chief Financial Officer

Date:    September 1, 2005